Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT SOLUTIONS, INC.,	)	Case No. 05-12802 RGM
Debtor.	)	Chapter 11

MONTHLY OPERATING REPORT Calendar Month May 1, 2006 to May 31, 2006

FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash      Accrual   X

2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Ed Maddox, President XSI, 5175 Parkstone Drive, Chantilly, VA 20151
George Anderson, Controller XSI, 5175 Parkstone Drive, Chantilly, VA 20151

3. NUMBER OF EMPLOYEES paid during this period: 17

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes      No X . If yes, explain below:

5. Are all BUSINESS LICENSES current? Yes X No      Not Applicable

6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$20,805.55

Collected this Period	$0.00

Ending Balance	$20,805.55

7. POST -PETITION ACCOUNTS RECEIVABLE:

0-30 Days: $ 589,086.65 31-60 Days: $ 39,590.00 Over 60 Days: $ 0.00

If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.

CUSTOMER	AMOUNT	COMMENT

None

8.	POST –PETITION ACCOUNTS PAYABLE:

0-30 Days: $ 96,370.66 31-60 Days: $ 51,687.33 Over 60 Days: $ 21,657.72

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

PAYEE	AMOUNT	COMMENT

8618 Westwood Center Drive	$21,657.72	August & September rent payments for a lease that was rejected.

Hayworth – Independent Contractor	$16,325.54	Contract terms – payable upon receipt of client

PM Expressions - Independent Contractor	$18,468.24	Contract terms – payable upon receipt of client

Southwestern Bell	$89.81	Paid in June

Werner — Independent Contractor	$16,803.74	Contract terms - payable upon receipt from client

9.	TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes X No . On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

Other than payroll and sales taxes, all taxes are paid by Xybernaut Corporation, Xybernaut Solutions, Inc’s parent company. Xybernaut Corporation’s monthly operating report addresses the company’s current tax status.

10.	ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes X No If no, explain:

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes   X   No      Explain:

12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Type	Binder / Policy #	Policy Dates
Auto & Truck	73256759	03/31/06 01/31/07

Liability	35392595	03/31/06 01/31/07

Workers Comp.	71714215	03/31/06 01/31/07

Excess/Umbrella Liability	79781303	03/31/06 01/31/07

Errors & Omissions	35392595	03/31/06 01/31/07

Crime Policy	81586177	03/31/06 01/31/07

Excess D&O	43586D0206	04/14/06 04/14/07

D&O	ELU09221406	04/14/06 04/14/07

International Coverage	353925595	03/31/06 01/31/07

13. ACTIONS OF DEBTOR. During the last month, did the debtor:

(A) Fail to defend or not oppose any action seeking to dispossess the debtor from contro1 or custody of any asset of the estate? Yes      No   X   Explain:

(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes   X   No      Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes.     No   X   Explain:

15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary)

Creditor	Frequency of Payments per	Amount of Each	Next Payment	Post-Petition Pmts. No Made

None

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary):

Professional	Service	Amount

NONE

17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $   3,750.00

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: June 20, 2006		DEBTOR-IN-POSSESSION

Name/Title:	/s/Edward P. Maddox, President	Xybernaut Solutions, Inc.

Address:	5175 Parkstone Drive	5175 Parkstone Drive

	Chantilly, VA 20151	Chantilly, VA 20151

Phone: 703-480-0480

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT SOLUTIONS, INC.,	)	Case No. 05-12802 RGM
Debtor.	)	Chapter 11

Cash Disbursements Summary Report

Calendar Month Ending May 31, 2006

Total Disbursements from Operating Account	(See Note 1) $266,624.38
Total Disbursements from Payroll Account	(See Note 2) $142,962.03
Total Disbursements from Tax Escrow Account (See Note 3) — N/ A -
Total Disbursements from any other Account	(See Note 4) - N/ A -
Grand Total Disbursements from all Accounts	$409,586.41

Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)

ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH DEBTOR- IN-POSSESSION ACCOUNT.

In re: Xybernaut Solutions, Inc. Case Number: 05-12802

BALANCE SHEET
As of May 31, 2006

Current Assets Cash	31,615.00
Pre-Petition Accounts Receivable	20,805.55
Post-Petition Accounts Receivable	628,676.65
Receivables from Officers	0.00
Employees, Affiliates	0.00
Note Receivables	0.00
Inventory	0.00
Other Current Assets:
Due to / From Xybernaut	1,085,930.27
Unbilled Accounts Receivable	191,966.87
Prepaid Other	1,291.65
Accounts Receivable Other XSI	0.00
Prepaid Insurance	16,874.59
Total Current Assets		1,977,160.58
Fixed Assets Land	0.00
Buildings	0.00
Equipment, Furniture & Fixtures	230,769.84
Less Accumulated Depreciation	(169,231.96)
Total Fixed Assets		61,537.88
Other Assets Retainage	40,288.00
Deposits	6,750.10
Total Other Assets		47,038.10
Total Assets		2,085,736.56
Post-Petition Liabilities Accounts Payable	169,715.71
Salaries Payable	63,581.24
Accounts Payable -Other	2,482.96
Commissions Payable	16,690.50
Accrued Vacation	34,805.31
Accrued Rent & Storage	0.00
Taxes Payable	0.00
Accrued Interest	0.00
Deferred Revenue	112,323.26
Total Post-Petition Liabilities		399,598.98
Pre-Petition Liabilities Priority Claims	21,888.15
Secured Debts	0.00
Unsecured Debtor	19,319.49
Total Pre-Petition Liabilities		41,207.64
Owners Equity (Deficit)
Case Number 05-12802	Period Ending May 31, 2006 Balance Sheet Page 2
Capital Stock or Owner Investment	15,849.68
Paid In Capital Surplus	605,059.88
Retained Earnings (Deficit) Pre-Petition	732,590.92
Post-Petition	291,429.46
Total Owners Equity		1,644,929.94
Total Liabilities and Owner’s Equity		2,085,736.56

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
In re:	)
XYBERNAUT SOLUTIONS, INC.,	)	Case No. 05-12802 RGM
Debtor.	)	Chapter 11

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month May 1 to May 31, 2006
(All figures refer to post-petition transactions)

	This Month	Year to Date
(A) Total Sales/Income	(A)
Cost of Sales	463,166.34	1,507,981.45
Beginning Inventory	0.00	0.00
Purchases of Inventory	0.00	110.24
Less Ending Inventory	0.00	0.00
Direct Labor (Gross Salaries)	68,474.98	359,160.64
Purchased Services	211,586.63	565,059.52
(B) Total Cost of Sales (B)	280,061.61	924,330.40
(C) Gross Profit (C= A-B)	183,104.73	583,651.05
Operating Expenses Officers Salaries (Gross) Other Employee Salaries (Gross)	15,416.68	77,083.40
Taxes (Payroll: Employer’s Share)	24,036.41	104,337.48
Employee Benefits (Insurance, Pension, Plan, etc.	10,177.55	62,473.81
Employer’s Share)	23,951.58	93,838.95
Advertising	0.00	0.00
Bad Debts	0.00	0.00
Depreciation and Amortization	1,953.75	9,941.40
Entertainment	0.00	0.00
Insurance (Real Estate)	0.00	0.00
Insurance (Other)	188.24	941.20
Interest (Mortgage, Loans, etc.)	0.00	0.00
Leases (other than Rent)	0.00	0.00
Outside Services & Contractors	972.80	20,170.78
Professional Fees (Attorney, Accountant)	0.00	0.00
Rent and leases	9,354.25	51,897.17
Repairs and Maintenance	0.00	275.16
Supplies	2,765.90	8,559.38
Taxes (Real Property)	0.00	0.00
Taxes (Other)	0.00	0.00
Telephone	1,969.22	22,446.34
Travel	2,244.17	5,878.98
Utilities	0.00	0.00
U.S. Trustees Quarterly Fee	0.00	7,500.00

Case Number 05-12802 Period Ending May 31, 2006 Income Statement Page 2

	This Month	Year to Date
Other Operating Expenses Overnight Delivery Dues and Subscriptions	499.06	2,322.33
Bank Fees / Other Fees	0.00	79.99
_______________________________	2,165.58	2,598.73
_______________________________	—	—
(D) Total Operating Expenses (D)	95,695.19	470,345.10
(E) Profit/Loss from operations (E= C-D) Other Income (Expenses)	87,409.54	113,305.95
Interest Income	—	—
Interest Expense	—	—
________________________	(____________79.36)	(__________136.53)
________________________	—	—
________________________	—	—
________________________	—	—
Extraordinary Items – In (Out)	—	—
Office Move Expenses	—	—
_________________________	0.00	(7,388.75)
_________________________	—	—
_________________________	—	—
	—	—
(F) Total Other Income/Expense & Extraordinary Items (F)	(79.36)	(7,525.28)
(G) Income Before Taxes (G= E+F)	87,330.18	105,780.67
(H) Income Tax Expense (H)	—	—
(I) Net Income (Loss) (I= G-H)	87,330.18	105,780.67

.

Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Xybernaut Solutions, Inc. Case Number: 05-12802

CASH RECONCILIATION REPORT
(Business Debtor, Accrual Basis)
Calendar Month Ending May 31, 2006
(All figures refer to post-petition transactions)

	Operating Account	Totals
(A) Beginning Cash Balance (A)		53,448.02
(B) Net Income, (line (I), Form 9-BA) (B) Add Expenses Not Requiring Cash:
Depreciation	1,953.75	87,330.18
(C) Sub-Total (C)		1,953.75
(D) Cash from Operations (D = B + C) Other Sources (Uses) of Cash:
Sources (Uses)

Decrease (Incr.) – Accounts Receivable Decrease (Incr.) – Due to / From Xybernaut, Inc. Decrease (Incr.) – Prepaid & Other Current Assets	(54,562.45)
Decrease (Incr.) – Inventory	(18,238.38)
Decrease (Incr.) – Equipment Computers	(15,856.16)
Increase (Decr) – Accum Depr.- Computers	—
Decrease (Incr.) – Equipment Demo Units	—
Increase (Decr) – Accum Depreciation-Demo Units	—
Decrease (Incr.) – Furniture & Fixtures	—
Increase (Decr) – Accum Depreciation-Furn &	—
Fixtures	—
Decrease (Incr.) – Leasehold Improvements	—
Increase (Decr) – Accum	—
Depreciation–Leasehold Imp	—
Decrease (Incr.) – Payroll Account	—
Increase (Decr) – Accounts Payable	(10,493.85)
Increase (Decr) – Accrued Other	—
Increase (Decr) – Accrued P/R Taxes	—
Increase (Decr) – Accrued Salaries	773.65
Increase (Decr) – Accrued Rent	—
Increase (Decr) – Bonus Payable	—
Increase (Decr) – Accrued Commissions	8,806.21
Increase (Decr) – Accrued Vacation	(703.28)
Increase (Decr) – State Taxes Payable	—
Increase (Decr) – Notes Payable – Banks	—
Increase (Decr) – Deferred Revenue	(22,842.69)	89,283.93
(Less) Unrecorded bank service charges
(E) Total other Sources (Uses) of Cash (E)		(113,116.95)
(F) Ending Cash Balance (F= A+D+E)		29,615.00
(G) Balance per Bank Statement (G)		31,782.80
(H) Less Outstanding Checks (H)	2,167.80
(I) Add Deposits in Transit (I)	—
(J) Reconciled Bank Balance {J=(G-H) +I}		29,615.00

Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.
In re: Xybernaut Solutions, Inc.	Case Number: 05-12802

CASH RECONCILIATION REPORT
Payroll and Tax Accounts

(Business Debtor, Accrual Basis)
Calendar Month Ending May 31, 2006
(All figures refer to post-petition transactions)

	Payroll	Tax
	Account*	Account*
(A) Beginning Cash Balance (A) Cash Receipts:		—
Transfers from Operating Account		—
Transfers from Payroll Account	2,000.00	—
Other — __________________	142,962.03	—

(B) Total Cash Receipts (B)	142,962.03	—
(C) Cash Available (C= A+B) Cash Disbursements:
Gross Payroll for this period $135,380.99 Employee Benefits paid	144,962.03
Net Payroll Paid	9,584.58
Transfers to Tax Account	90,905.91
Taxes deposited or paid during period	—	—
Employee’s share of FICA Tax	10,126.39	—
Employer’s share of FICA Tax	10,126.45	—
Employee’s Federal Income Tax	15,611.17	—
Employee’s State Income Tax	6,055.11	—
Unemployment Tax	14.69	—
Bank Service Charges	14.93	—
Other: Advantage/ADP Payroll Service Fees	522.80	—
(D) Total Disbursements (D)	142,962.03	—
(E) Ending Cash Balance (E= C-D)	2,000.00	—
(F) Balance per Bank Statement (F)	2,000.00	—
(G) Less Outstanding Checks (G)	0.00	—
(H) Add Deposits in Transit	0.00
(I) Reconciled Bank Balance {I = (F-G) +H]	2,000.00	—

Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal.